CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amendment No. 1 to the Quarterly Report of SpaceDev, Inc. (the "Company") on Form 10-QSB/A for the period ending June
30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard B. Slansky, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 22,  2005

                                                  By:  /s/  Richard  B.  Slansky
                                                  ------------------------------
                                                            Richard  B.  Slansky
                                           President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to SpaceDev, Inc. and will be retained by SpaceDev, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.